To our Shareholders:
--------------------------------------------------------------------------------

CGM Capital Development Fund returned 9.3% during the second quarter of 1999 compared to the unmanaged Standard and Poor's 500 Index which rose 7.1%. For the first six months of the year, CGM Capital Development Fund returned -0.1% while the unmanaged S&P 500 Index rose 12.4%.

The economy is strong--perhaps, too strong. During the first quarter of 1999, the Gross Domestic Product grew at a rate of 4.3%, exceeding the 3% rate deemed by the Federal Reserve Board to be sustainable without risking the build-up of inflationary forces. Consequently, policymakers increased the Federal Funds rate by one quarter of one percent on June 30th. We believe much of the economy's current strength is attributable to technology investments by businesses seeking to increase productivity, reduce costs or prepare for the millennium. Consumer spending, which is also brisk, has outpaced increases in personal income and is thought to be largely fueled by the rising stock market. This phenomenon is risky as it cannot persist for any length of time. Two years ago, the picture was remarkably similar. However, then the Japanese and Asian economies were on the threshold of a slowdown which subsequently relieved export and interest rate pressures on the US economy. The outlook now is changed with Japan and much of Asia rebounding and possibly even contributing to our economic growth.

In 1998, the stock market grew despite a small decline in overall corporate profits. The General Motors strike, tobacco settlement and general cost pressures took their toll on profits for many companies. So far this year, profitability has been on the rise without last year's inhibiting factors. Market performance may well become a contest between higher profits on one hand and price-to- earnings ratios lowered by the threat of higher interest rates on the other. Long term government bond rates have risen to 6.0% from 5.6% three months ago. We believe today's level reflects the current strength of the economy. We also acknowledge that future rate hikes could negatively affect the market, complicating the job of finding attractive securities. For the moment, however, the market has broadened to include a host of previously ignored companies which are well run and prospering, and provide more opportunities in individual stock picking and bond selection.

CGM Capital Development Fund holds important positions in the retail, steel and electronic components industries. The Fund's three largest holdings are Texas Instruments, Inc., Pohang Iron and Steel Co., Ltd., and Asia Pulp and Paper, Ltd.

                                        /s/ Robert L. Kemp

                                            Robert L. Kemp
                                            President

   July 6, 1999

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------

INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------
Total Return for Periods Ended June 30, 1999

                     CGM CAPITAL
                     DEVELOPMENT     S&P 500      THE FUND'S AVERAGE
                        FUND          INDEX       ANNUAL TOTAL RETURN
                    -------------  -----------  -----------------------
10 Years .........     +509.3%       +458.1%            +19.8%
 5 Years .........     +120.6        +241.7             +17.1
 1 Year ..........     +  1.3        + 22.8             + 1.3
 3 Months              +  9.3        +  7.1               --

The percentage figures for the Fund are based upon the beginning net asset values of $17.55, $23.51, $28.86, and $22.80, respectively, and the June 30, 1999 net asset value of $24.93 per share assuming the reinvestment of income dividends, capital gains and paid-in capital distributions during such respective periods.

The S&P 500 Stock Index has also been adjusted for the reinvestment of income dividends during these periods. Although the S&P 500 Index and the Fund are not directly comparable, the Index is shown because it is widely used by investors to measure unmanaged stock market performance. When viewing the Fund's performance, one should keep in mind the Fund's investment objective and policies, the characteristics and quality of its portfolio securities, and the periods selected.

The performance data contained in the report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------

BOARD OF TRUSTEES
PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS
ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS
STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY
BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                                                    CGM CAPITAL DEVELOPMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                     25 YEAR INVESTMENT RECORD
                                          DECEMBER 31, 1973 -- JUNE 30, 1999 (UNAUDITED)
 --------------------------------------------------------------------------------------------------------------------------------
                                   IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1973
 --------------------------------------------------------------------------------------------------------------------------------
                            --AND HAD TAKEN ALL DIVIDENDS                         OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                              AND DISTRIBUTIONS IN CASH                              GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
                  ---------------------------------------------------------------------------------------------------------------
                                         During the Year
                                     You Would Have Received                                           Which Would Represent
                              -------------------------------------                          ------------------------------------
                                                                           The Value of                           A Cumulative
                  The Net                                                  Your Original                              Change
                Asset Value        Per Share        Per Share               Investment              An              Expressed
    On            of Your        Capital Gains       Income                   At Each             Annual        As An Index With
 December      Shares Would      Distributions    Distributions              Year End          Total Return          December 31,
    31           Have Been            of               of                 Would Have Been           of          1973 = 100.0
----------------------------------------------------------------------------------------------------------------------------------
   1973           $12.69                                                                                                  100.0
   1974             7.78            $  0.37*          $0.14                   $  8.12                -  36.0%              64.0
   1975             9.35              --               0.15                      9.95                +  22.5               78.4
   1976            10.98              --               0.13                     11.85                +  19.1               93.4
   1977            10.74              --               0.18                     11.78                -   0.6               92.8
   1978            13.05              --               0.27                     14.71                +  24.9              115.9
   1979            16.20              --               0.35                     18.74                +  27.4              147.7
   1980            20.50              1.65*            0.36                     26.78                +  42.9              211.1
   1981            17.34              3.38             0.36                     27.99                +   4.5              220.6
   1982            24.88              2.88             0.41                     50.07                +  78.9              394.7
   1983            25.21              2.50             0.47                     57.88                +  15.6              456.3
   1984            17.28              6.15             0.11                     53.13                -   8.2              418.9
   1985            25.02              --               0.18                     77.68                +  46.2              612.4
   1986            23.12              7.46             0.16                     99.74                +  28.4              786.3
   1987            16.56             10.09             0.14                    115.60                +  15.9              911.3
   1988            15.87              0.02             0.62                    115.25                -   0.3              908.6
   1989            18.37              --               0.34                    135.88                +  17.9             1071.2
   1990            18.53              --               0.10                    137.78                +   1.4             1086.2
   1991            25.80             11.07*            0.06                    274.32                +  99.1             2162.6
   1992            27.43              2.68*            0.20                    322.33                +  17.5             2541.1
   1993            27.71              7.51             0.07                    414.84                +  28.7             3270.4
   1994            20.58              0.71             0.07                    319.84                -  22.9             2521.5
   1995            27.33              1.68             0.02                    451.29                +  41.1             3557.8
   1996            29.08              5.87             0.07                    578.10                +  28.1             4557.5
   1997            26.96              9.08             --                      716.27                +  23.9             5646.7
   1998            24.95              4.19             0.11                    777.15                +   8.5             6126.7
1999 (6/30)        24.93              --               --                      776.37                -   0.1             6120.6
                                    -------           -----                                           ------
  Totals                            $ 77.29           $5.07                                          +6020.6
 ----------------------------------------------------------------------------------------------------------------------------------
  * Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
----------------------------------------------------------------------------------------------------------------------------------
  The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

INVESTMENTS AS OF JUNE 30, 1999
(unaudited)

COMMON STOCKS -- 99.6% OF TOTAL NET ASSETS

                                                         SHARES      VALUE(a)
                                                         ------      --------
ALUMINUM  -- 5.3%
  Alcoa Inc. ........................................     545,000  $ 33,721,875
                                                                   ------------
AUTOMOBILES AND RELATED -- 5.1%
  Volkswagen AG Sponsored ADR (b)(c) ................   2,580,000    32,572,500
                                                                   ------------
BEVERAGES AND TOBACCO -- 0.2%
  Canandaigua Brands, Inc. (d) ......................      25,000     1,310,938
                                                                   ------------
ELECTRONIC AND COMMUNICATION EQUIPMENT -- 1.8%
  Nokia Corporation ADR (b)(c) ......................     124,500    11,399,531
                                                                   ------------
ELECTRONIC COMPONENTS -- 12.0%
  Koninklijke Philips Electronics Sponsored ADR (b)(c)    323,840    32,667,360
  Texas Instruments, Inc. ...........................     306,000    44,370,000
                                                                   ------------
                                                                     77,037,360
                                                                   ------------
HOME PRODUCTS AND COSMETIC -- 5.0%
  Polaroid Corporation ..............................   1,165,000    32,183,125
                                                                   ------------
HOTELS AND RESTAURANTS -- 8.2%
  Foodmaker, Inc. (d) ...............................   1,266,000    35,922,750
  Ruby Tuesday, Inc. ................................     854,200    16,229,800
                                                                   ------------
                                                                     52,152,550
                                                                   ------------
MISCELLANEOUS -- 2.0%
  Ryanair Holdings PLC Sponsored ADR (b)(c)(d) ......     241,000    12,773,000
                                                                   ------------
OFFICE EQUIPMENT AND SUPPLY -- 5.2%
  Lexmark International Group, Inc. (d) .............     499,000    32,965,187
                                                                   ------------
PAPER PRODUCTS/CONSUMER -- 6.0%
  Asia Pulp & Paper Company Ltd. ADR (b)(c) .........   4,000,000    38,500,000
                                                                   ------------
PRINTING -- 5.7%
  Aracruz Celulose S.A. ADR (b)(c)...................   1,650,000    36,300,000
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 10.9%
  Alexandria Real Estate Equity .....................      65,000     2,031,250
  Apartment Investment and Management Company .......     870,000    37,192,500
  Home Properties New York, Inc. ....................     775,600    21,425,950
  Meristar Hospitality Corporation ..................     407,000     9,132,062
                                                                   ------------
                                                                     69,781,762
                                                                   ------------
RETAIL -- 19.9%
  Best Buy Co., Inc. (d) ............................     540,000    36,450,000
  Circuit City Stores, Inc. .........................     320,000    29,760,000
  Claire's Stores, Inc. .............................   1,045,000    26,778,125
  Tandy Corporation .................................     700,000    34,212,500
                                                                   ------------
                                                                    127,200,625
                                                                   ------------
STEEL -- 12.3%
  Companhia Siderurgica National Sponsored ADR (b)(c)   1,330,675    34,930,219
  Pohang Iron & Steel Co., Ltd. Sponsored ADR (b)(c)    1,300,000    43,712,500
                                                                   ------------
                                                                     78,642,719
                                                                   ------------
TOTAL COMMON STOCKS (Identified Cost $587,669,461) ..............   636,541,172
                                                                   ------------
COMMON STOCK WARRANTS -- 0.3%
Asia Pulp & Paper Company Ltd. Exp. 7/27/00
  (Identified Cost $2,800,000)(c) ...................     800,000     2,100,000
                                                                   ------------
SHORT-TERM INVESTMENT -- 0.9%
                                                          FACE AMOUNT
Chevron USA, Inc., 5.50%, 7/01/99 (Cost $5,560,000) .  $5,560,000     5,560,000

TOTAL INVESTMENTS -- 100.8% (Identified Cost $596,029,641)(e) ...   644,201,172
Cash and Receivables ............................................    16,729,625
Liabilities .....................................................   (22,037,112)
                                                                   ------------
TOTAL NET ASSETS -- 100.0% ......................................  $638,893,685
                                                                   ============

(a) See Note 1A.
(b) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(c) The table below shows the percentages of the Fund's investments by country.

                                            MARKET VALUE AS A PERCENTAGE
      COUNTRY DIVERSIFICATION                       OF FUND'S NET ASSETS
      -----------------------                       --------------------

      Brazil ....................................................  11.1%
      Finland ...................................................   1.8%
      Germany ...................................................   5.1%
      Ireland ...................................................   2.0%
      Netherlands ...............................................   5.1%
      Singapore .................................................   6.4%
      South Korea ...............................................   6.8%
      United States .............................................  62.5%
                                                                  ------
        Total Investments ....................................... 100.8%
                                                                  ======

(d) Non-income producing security.
(e) Federal Tax Information: At June 30, 1999 the net unrealized appreciation on investments based on cost of $596,029,641 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $ 79,275,968
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value .........   (31,104,437)
                                                                   ------------
    Net unrealized appreciation .................................  $ 48,171,531
                                                                   ============

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(unaudited)

ASSETS
 Investments at value (Identified
  cost -- $596,029,641) ......................................    $644,201,172
 Cash ........................................................           3,862
 Receivable for:
  Securities sold .............................    $15,849,988
  Shares of the Fund sold .....................        697,792
  Dividends and interest ......................        104,285
  Foreign Tax Reclaim .........................         73,698      16,725,763
                                                   -----------    ------------
                                                                   660,930,797
                                                                  ------------
LIABILITIES
 Payable for:
  Securities purchased ........................    $20,919,984
  Shares of the Fund redeemed .................        580,208      21,500,192
                                                   -----------    ------------

 Accrued expenses:
  Management fees .............................        503,842
  Trustees' fees ..............................         11,044
  Accounting and Administration ...............          4,750
  Other expenses ..............................         17,284         536,920
                                                   -----------    ------------
                                                                    22,037,112
                                                                  ------------
NET ASSETS ...................................................    $638,893,685
                                                                  ============
 Net Assets consist of:
  Capital paid-in ............................................    $593,275,162
  Undistributed net investment income ........................       3,809,400
  Accumulated net realized loss ..............................      (6,362,408)
  Unrealized appreciation on investments -- net ..............      48,171,531
                                                                  ------------
NET ASSETS ...................................................    $638,893,685
                                                                  ============
 Shares of beneficial interest outstanding,
   no par value ..............................................      25,631,564
                                                                  ============
 Net asset value per share* ..................................          $24.93
                                                                  ============

*Shares of the Fund are sold and redeemed at net asset value
  ($638,893,685 / 25,631,564).

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME
 Income
  Dividends (net of withholding tax
   of $250,530) .........................................  $   7,149,755
  Interest ..............................................         75,541
                                                           -------------
                                                               7,225,296
                                                           -------------
 Expenses
  Management fees .......................................      3,139,930
  Trustees' fees ........................................         22,308
  Accounting and Administration .........................         28,500
  Custodian .............................................         53,161
  Transfer agent ........................................         93,096
  Audit and tax services ................................         16,500
  Legal .................................................         33,426
  Printing ..............................................          9,999
  Registration ..........................................         16,023
  Miscellaneous .........................................          2,953
                                                           -------------
                                                               3,415,896
                                                           -------------
  Net investment income .................................      3,809,400
                                                           -------------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS
 Realized losses on investments -- net ..................     (3,932,917)
 Unrealized depreciation -- net .........................     (3,500,740)
                                                           -------------
 Net loss on investments ................................     (7,433,657)
                                                           -------------

NET CHANGE IN ASSETS FROM
 OPERATIONS .............................................  $  (3,624,257)
                                                           =============

                See accompanying notes to financial statements.

                                  CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                SIX MONTHS
                                                                   ENDED            YEAR ENDED
                                                               JUNE 30, 1999       DECEMBER 31,
                                                                (UNAUDITED)           1998
                                                                ------------       ------------
FROM OPERATIONS
  Net investment income ..................................      $  3,809,400       $  2,753,284
  Net realized gain (loss) from investments ..............        (3,932,917)       100,982,649
  Unrealized depreciation ................................        (3,500,740)       (46,707,964)
                                                                ------------       ------------
    Change in net assets from operations .................        (3,624,257)        57,027,969
                                                                ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................         --                (2,753,284)
  Net realized gain on investments .......................         --              (100,982,649)
  In excess of net realized gain on investments ..........         --                (1,692,581)
                                                                ------------       ------------
                                                                   --              (105,428,514)
                                                                ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ...........................        12,996,805         32,751,922
  Net asset value of shares issued in connection with
    reinvestment of:
    Dividends from net investment income .................         --                 2,347,427
    Distributions from net realized gain .................         --                89,237,891
    Distributions in excess of net realized gain on
      investments ........................................         --                 1,495,726
                                                                ------------       ------------
                                                                  12,996,805        125,832,966
  Cost of shares redeemed ................................       (73,896,827)       (96,687,361)
                                                                ------------       ------------
    Change in net assets derived from capital share
      transactions .......................................       (60,900,022)        29,145,605
                                                                ------------       ------------
  Total change in net assets .............................       (64,524,279)       (19,254,940)

NET ASSETS
  Beginning of period ....................................       703,417,964        722,672,904
                                                                ------------       ------------
  End of period (including undistributed net investment
    income of $3,809,400 and $0, respectively) ...........      $638,893,685       $703,417,964
                                                                ============       ============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares .............................           534,001          1,202,694
  Issued in connection with reinvestment of:
    Dividends from net investment income .................         --                    91,218
    Distributions from net realized gain .................         --                 3,580,435
    Distributions in excess of net realized gain on
      investments ........................................         --                    59,422
                                                                ------------       ------------
                                                                     534,001          4,933,769
    Redeemed .............................................        (3,099,703)        (3,544,824)
                                                                ------------       ------------
    Net change ...........................................        (2,565,702)         1,388,945
                                                                ============       ============

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                   SIX MONTHS
                                      ENDED                              YEAR ENDED DECEMBER 31,
                                  JUNE 30, 1999      --------------------------------------------------------------
                                   (UNAUDITED)         1998          1997          1996          1995          1994
                                   -----------         ----          ----          ----          ----          ----
For a share of the Fund outstanding
  throughout each period:
Net asset value at the
  beginning of period ........          $24.95          $26.96        $29.08        $27.33        $20.58        $27.71
                                        ------          ------        ------        ------        ------        ------
Net investment income (loss) .            0.15            0.11         (0.08)(a)      0.07          0.02          0.07
Dividends from net investment
  income .....................            --             (0.11)       --             (0.07)        (0.02)        (0.07)
Net realized and unrealized
  gain (loss) on investments .           (0.17)           2.18          7.04          7.62          8.43         (6.42)
Distribution from net realized
  gain .......................            --             (4.12)        (9.08)        (5.84)        (1.68)        (0.69)
Distribution in excess of net
  realized gain on investments            --             (0.07)       --             (0.03)       --             (0.02)
                                        ------          ------        ------        ------        ------        ------
Net increase (decrease) in net
  asset value ................           (0.02)          (2.01)        (2.12)         1.75          6.75         (7.13)
                                        ------          ------        ------        ------        ------        ------
Net asset value at end of
  period .....................          $24.93          $24.95        $26.96        $29.08        $27.33        $20.58
                                        ======          ======        ======        ======        ======        ======
Total Return (%) .............            (0.1)            8.5          23.9          28.1          41.1         (22.9)

Ratios:
Operating expenses to average
  net assets (%) .............            1.08*           1.07          1.07          0.82          0.85          0.84
Net investment income (loss)
  to average net assets (%) ..            1.20*           0.39         (0.29)         0.23          0.07          0.25
Portfolio turnover (%) .......             421*            335           230           178           271           146
Net assets at end of period
  (in thousands) ($) .........         638,894         703,418       722,673       631,260       521,248       401,676

(a) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.
  * Computed on an annualized basis.

                See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999
(unaudited)

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis. Dividend income received by the Fund from its investment in REITs may be comprised of ordinary income, capital gains, and return of capital. The portion derived from capital gains and return of capital will result in a reduction of the Fund's dividend income and an increase in realized and unrealized gain on investments.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. Undistributed net investment income, accumulated net investment loss, or distributions in excess of net investment income may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the period ended June 30, 1999, purchases and sales of securities other than United States government obligations and short-term investments aggregated $1,342,239,654 and $1,401,588,770, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the period ended June 30, 1999, the Fund incurred management fees of $3,139,930 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership
        (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $28,500, for the period ended June 30, 1999, is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). Each other trustee is compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, the Fund is responsible for $3,000 plus an annual variable fee calculated based on the proportion of the Fund's average net assets to the aggregate average net assets of the CGM Funds, which for the year of 1999 is $5,554.

CGM
CAPITAL
DEVELOPMENT
FUND

152nd Quarterly Report
June 30, 1999

A No-Load Fund

          Investment Adviser
[logo]    CAPITAL GROWTH MANAGEMENT
          Limited Partnership

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

---------------------------------
TELEPHONE NUMBERS

For information about:
[ ]  Account Procedures and Status

[ ]  Redemptions

[ ]  Exchanges

     Call 800-343-5678

[ ]  New Account Procedures

[ ]  Prospectuses

[ ]  Performance

     Call 800-345-4048

---------------------------------
MAILING ADDRESSES

FOR EXISTING ACCOUNTS

Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511


FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
---------------------------------

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CQR2 99                                                      Printed in U.S.A.